EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT




We hereby consent to the incorporation by reference in the Registration Statement of Broadview Media, Inc. and Subsidiaries on Form S-8 (File Numbers 333-83769 and 33-69036) of our report dated May 26, 2000 appearing in the Form 10-KSB Annual Report of Broadview Media, Inc. and Subsidiaries for the year ended March 31, 2000.



                                      /s/ Boulay, Heutmaker, Zibell & Co., PLLP
                                      Certified Public Accountants

Minneapolis, Minnesota
June 28, 2000